Exhibit 99.1

Accelerating high - impact technologies to patients through risk - reward sharing partnerships Corporate Overview | September 2026 Nasdaq : OBIO

Forward - Looking Statements This presentation has been prepared for informational purposes only from information supplied by Orchestra BioMed Holdings, Inc . , referred to herein as “we,” “our,” “Orchestra BioMed,” and the “Company,” and from third - party sources indicated herein . Such third - party information has not been independently verified . Orchestra BioMed makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information . Certain statements included in this document that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements relating to the potential safety and efficacy of our product candidates, the enrollment and timing of our pivotal trials and reporting of top - line results, the timing of regulatory submissions, expected market sizes for our product candidates, the ability of our partnerships to accelerate clinical development, the benefits of Breakthrough Device Designation and the Company's projected cash runway . These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and may differ from assumptions . Many actual events and circumstances are beyond the control of the Company . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions ; risks related to regulatory approval of the Company’s product candidates ; the timing of, and the Company’s ability to achieve expected regulatory and business milestones ; the impact of competitive products and product candidates ; and the risk factors discussed under the heading “Item 1 A . Risk Factors” in the Company’s annual report on Form 10 - K filed with the U . S . Securities and Exchange Commission on March 12 , 2026 as updated by any risk factors disclosed under the heading “Item 1 A . Risk Factors” in Part II of the Company’s subsequently filed quarterly reports on Form 10 - Q . The Company operates in a very competitive and rapidly changing environment . New risks emerge from time to time . Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward - looking statements, which only speak as of the date of this presentation . The Company does not plan and undertakes no obligation to update any of the forward - looking statements made herein, except as required by law . 2 | Corporate Overview | September 2026 LEGAL NOTICE

INVESTMENT SUMMARY

Accelerating innovation to patients through partnerships

CAPITAL-EFFICIENT ROYALTY PARTNERSHIP MODEL

We drive R&D through pivotal trials in strategic collaboration with **partners that can optimize global commercialization**

TWO PIVOTAL-STAGE PROGRAMS TARGETING LARGE MARKETS

Our flagship technologies, **AVIM Therapy & Virtue SAB,** target significant needs in **large, established cardiovascular markets**

WELL-FUNDED & BACKED BY INDUSTRY LEADERS

Medtronic, Terumo and **Ligand** have provided **>$185M** of **strategic capital,** with our current cash providing **runway through 2027**[1]

MAJOR UPCOMING CATALYSTS

- Complete BACKBEAT Pivotal Trial enrollment
- Present BACKBEAT primary endpoint data
- Potential FDA approval of AVIM Therapy
- Complete Virtue Pivotal Trial enrollment
- Medtronic AVIM Therapy commercial launch*
- Present Virtue primary endpoint data

*Assuming FDA approval. [1] Strategic capital reflects total amounts invested in and paid to OBIO by its partners.

3 Corporate Overview | September 2026

Orchestra BioMed

Our partnership model optimizes execution and capital efficiency WE FOCUS ON BEING GREAT AT: High - impact innovation differentiated technology with strong IP Expert clinical execution global pivotal trials that support regulatory approvals and optimized reimbursement Value - creating partnerships capital - efficient collaborations that create growth opportunities SHARED VALUE WE RELY ON GREAT PARTNERS FOR: Global commercialization established sales, distribution, and support Market leadership trusted relationships, and deep field expertise proven OUR MODEL 4 Corporate Overview | September 2026 We develop & prove novel therapies We secure high - margin royalties without the cost structure They commercialize at global scale They secure significant revenue upside without R&D burden on their P&L

Therapy for uncontrolled hypertension, the #1 comorbidity in the $4 billion pacemaker market 1 Patented therapy delivered by a pacemaker that can immediately, substantially and persistently lower blood pressure AVIM THERAPY Atrioventricular Interval Modulation FOCUSED STRATEGIC APPROACH OUR MODEL IN ACTION VIRTUE SAB Sirolimus AngioInfusion Balloon Superior “leave nothing behind” treatment for the $7.5 billion coronary artery disease market Liquid delivery of submicron - encapsulated SirolimusEFR directly into artery during angioplasty We target unmet needs within large, established markets We build powerful new therapies based on proven technologies We find novel ways to share risks and rewards with global leaders Global strategic collaboration Coronary ROFR agreement, strategic optionality preserved 5 Corporate Overview | September 2026 How we are actively bringing high - impact innovation to life 1 Global Market Insights, Pacemakers Market Report (2024)

OUR PRODUCT PIPELINE

Our product pipeline targets large immediate and future opportunities

AVIM THERAPY

Atrioventricular Interval Modulation

LAUNCH MARKET | PIVOTAL TRIAL STAGE

Hypertension + Pacemaker

up to **$6B** global annual total addressable market (TAM)

FDA Breakthrough Device Designation

- Uncontrolled hypertension in pacemaker patients
- Randomized pivotal trial primary results targeted for Q2 2027

EXPANSION MARKET

Hypertensive Heart Disease

up to **$16B** global annual TAM

FDA Breakthrough Device Designation*

- Hypertensive heart disease in high-risk non-pacemaker patients
- BACKBEAT Trial creates clinical evidence foundation

VIRTUE SAB

Sirolimus AngioInfusion Balloon & SirolimusEFR

LAUNCH MARKET | PIVOTAL TRIAL STAGE

Coronary

$7.5B global annual TAM

FDA Breakthrough — ISR & Small Vessel

- ISR (in-stent restenosis), small vessel de novo, and other coronary indications
- Randomized pivotal ISR trial targeting 2027 full enrollment

EXPANSION MARKET

Peripheral

$2.5B global annual TAM

FDA Breakthrough Device Designation — BTK

- Below-the-knee (BTK) & Superficial Femoral Artery (SFA) indications
- Novel devices to leverage liquid SirolimusEFR delivery in longer, larger arteries

*Global annual TAM figures are Company estimates. FDA Breakthrough Device Designations as granted to date. Launch & Expansion indications are not approved and are subject to clinical, regulatory and reimbursement outcomes. *Breakthrough Device Designation applies to patients with preserved left ventricular systolic function (EF>50%) and uncontrolled hypertension with increased high ten-year ASCVD risk (>20%), despite the use of anti-hypertensive medications or in patients who may have intolerance to anti-hypertensive medications*

6 Corporate Overview | September 2026

Orchestra BioMed

STRATEGIC CAPITAL

Strategic investments & payments from industry leaders

> $185M total strategic capital
invested in & paid to OBIO by its partners

~21%** owned by strategic partners*
led by Medtronic at ~15%**

Medtronic
$81.6M
Equity & $20M strategic capital

LIGAND
$40M
$35M for revenue participation right plus $5M equity investment

TERUMO
$65M
Payments & equity investments

LARGE, LONG-TERM EQUITY HOLDERS

rtw — **~18%** Ownership**

PERCEPTIVE ADVISORS — **~10%** Ownership**

7 Corporate Overview | September 2026

**Strategic capital reflects total amounts invested in and paid to OBIO by its partners. Ownership per public 13D/13G filings and Company records. **Ownership percentages in this presentation assume all pre-funded warrants have been exercised for common stock and are otherwise calculated in accordance with SEC beneficial ownership disclosure rules.*

Orchestra BioMed

AVIM THERAPY

A potent hypertension therapy delivered by a pacemaker

*Designed to **lower blood pressure** and **improve cardiac function** through well-characterized mechanisms*

IMMEDIATE
Short AV delays reduce blood pressure

Short AV intervals reduce ventricular filling and cardiac preload, **driving an immediate, substantial drop in systolic pressure**

SUSTAINED
Longer AV delays maintain BP reduction

Interspersed longer AV intervals engage the baroreceptor reflex to modulate autonomic tone and reduce afterload, **maintaining the blood pressure reduction over time**

KEY ADVANTAGES

- Delivered on a **standard dual-chamber pacemaker** *(no additional procedure)*
- Programmable & **not dependent on patient adherence**

8 Corporate Overview | September 2026

Orchestra BioMed

AVIM THERAPY | WHY IT MATTERS

Hypertension is leading cardiovascular risk factor, affecting ~1.4B adults WW[1]

Every 20 mmHg increase in systolic blood pressure approximately ***doubles risk of death*** *from cardiovascular disease*[2]

#1 Modifiable risk factor for death worldwide[3]

47% of ischemic heart disease attributable to elevated systolic BP[4]

54% of stroke attributable to elevated systolic BP[4]

Lower blood pressure benefits every major endpoint

RELATIVE RISK REDUCTION PER 10 MMHG DECREASE IN OFFICE SYSTOLIC BP

Major CV events	Stroke	Heart failure	Coronary HD	Mortality
-20%	-27%	-28%	-17%	-13%

[1]World Health Organization, Global Report on Hypertension 2025 (an estimated 1.4B adults aged 30–79 with hypertension in 2024, 33% of that age group; ~23% controlled). [2]Lewington et al., Lancet 2002;360:1903–13 (each 20 mmHg higher usual systolic BP associated with approximately two-fold higher vascular mortality). [3]WHO Global Report on Hypertension; GBD Risk Factor analyses (leading modifiable risk factor for death worldwide). [4]Lawes et al. / WHO, Lancet 2008 (attributable fractions for ischemic heart disease and stroke). [5]Ettehad et al., Lancet 2016;387:957–67 (123 trials, 613,815 patients; relative risk reductions per 10 mmHg lower systolic BP). Phillips et al., J Am Coll Cardiol 2018;71:1601–10.

9 Corporate Overview | September 2026

Orchestra BioMed

AVIM THERAPY | CLINICAL EVIDENCE

More than a decade of evidence supporting AVIM Therapy

PRECLINICAL & FIRST-IN-HUMAN | **RANDOMIZED CLINICAL EVIDENCE** | **PARTNERSHIP & PIVOTAL TRIAL**

2012

Feasibility Study in Canine HTN Model

Preclinical proof of concept

Acute Feasibility Study in Subjects with HTN

First acute mechanistic evidence in humans

2016

MODERATO I First-in-Human Implant Pilot Study

Multi-center, single-arm study

TCT Innovation Shark Tank Award

Cardiovascular Research Foundation

Best Abstract at ICI

2019

MODERATO II — Pilot Study

Prospective, multi-center, randomized, controlled, double-blind pilot study

Primary endpoint late-breaking presentation at TCT

Cardiovascular Research Foundation

2021

MODERATO II Two-Year & ISH Results

Presented at TCT

Cardiovascular Research Foundation

Peer-reviewed publication of MODERATO II results

Journal of the American Heart Association

American Heart Association

2022

Strategic Collaboration with Medtronic

Development and commercialization of investigative AVIM Therapy for hypertensive pacemaker patients

Medtronic

2024 - PRESENT

PIVOTAL

BACKBEAT Pivotal Trial

Prospective, multi-center, randomized, controlled, double-blind pivotal trial of AVIM therapy

Targeting primary data readout in Q2 2027

10 Corporate Overview | September 2026

Orchestra BioMed

MODERATO II demonstrated immediate, substantial and sustained BP reduction AVIM Therapy significantly reduced systolic blood pressure compared to control with no medication changes & low MACE 1 0 - 5 - 10 - 15 - 20 Δ in SBP (mmHg) AVIM Therapy Set - Up 2 1 Day 6 Months 24 Months oSBP - 13.2 N=39 P<0.01 24 - Hr aSBP - 15.6 N=26 P<0.001 ★ 24 - Hr aSBP - 11.1 N=26 P<0.001 ★ oSBP - 12.4 N=26 P<0.001 ★ oSBP - 17.5 N=23 P<0.01 AVIM Therapy 0% MACE Control group 14% MACE at primary endpoint AVIM Therapy ON ★ P < 0.02 compared to control AVIM Optimization No increase in average number of anti - hypertension medications from randomization through 24 months 1 AVIM THERAPY | CLINICAL EVIDENCE RANDOMIZATION PRE - RANDOMIZATION OPEN - LABEL 1 Kuck, AVIM Therapy as a Treatment for Hypertensive Heart Disease, HRS 2026. 2 Includes AVIM therapy and control patients at pre - randomization using BACKBEAT Trial set - up methodology. Definitions: MACE (Major Adverse Cardiac Events), aSBP (ambulatory Systolic Blood Pressure), oSBP (office Systolic Blood Pressure), Hr (Hour). 11 Corporate Overview | September 2026 97% responders ≥5 mmHg reduction

AVIM THERAPY | TARGETING HYPERTENSIVE HEART DISEASE

AVIM is designed to address the needs of high-risk, comorbid, older patients

*MODERATO II results show AVIM Therapy offers **disease-modifying potential benefits** for hypertensive heart disease*

ALWAYS-ON BLOOD PRESSURE CONTROL

70% of treated patients age 65+ remain above BP goal; non-adherence is the principal driver[1]. AVIM Therapy is programmable, adjustable and not dependent on patient adherence

REDUCED PULSE PRESSURE IN ISH

In Isolated Systolic Hypertension patients (ISH), **AVIM Therapy significantly reduced pulse pressure**, an independent risk factor for heart failure and stroke[2,3]

IMPROVED DIASTOLIC FUNCTION

AVIM Therapy demonstrated **improved myocardial relaxation & diastolic compliance** in patients with echocardiographic markers of Diastolic Dysfunction[4]

INDUCED POSITIVE REVERSE REMODELING

In 12-month echocardiographic follow up, AVIM Therapy **induced positive reverse remodeling**[5]

12 Corporate Overview | September 2026

[1]Adapted from CDC, Estimated Hypertension Prevalence, Treatment, and Control Among US Adults: Tables, 2023. [2]Burkhoff, MODERATO II Study 2-Year Results, TCT 2021. [3]Vaccarino et al., Am J Cardiol 2001. [4]Fudim et al., JACC: Advances 2025;4(7):101896. [5]Chovanec et al., JACC Clin Electrophysiol 2025;11:2493–2504. ISH = isolated systolic hypertension.

Orchestra BioMed

AVIM THERAPY | PATH TO PIVOTAL DATA

The BACKBEAT Global Pivotal Trial nearing completion

BACKBEAT
GLOBAL PIVOTAL STUDY

- Double-blind, randomized, 1:1
- 284 evaluable randomized patients target
- ~120 sites globally
- >90% statistical power (safety & efficacy)
- Actively enrolling trial participants

Orchestra BioMed™ Medtronic

Sponsored by Orchestra BioMed in collaboration with Medtronic

PATIENTS IMPLANTED WITH OR INDICATED FOR A DUAL-CHAMBER PACEMAKER
with uncontrolled hypertension (office and 24-hour ambulatory systolic BP) despite 1–3 anti-HTN medications

AVIM Therapy download & setup

Randomize 1:1

AVIM Therapy + Medical Therapy	Medical Therapy
n = 142	n = 142

PRIMARY EFFICACY
Between group difference in change in mean 24-hour aSBP at **3 months**

PRIMARY SAFETY
Freedom from unanticipated serious adverse device events at **3 months**

SECONDARY
Efficacy & safety endpoints at 12-month follow-up

13 Corporate Overview | September 2026

Orchestra BioMed™

AVIM THERAPY | STRATEGIC COLLABORATION

The global market leader will drive commercialization

Orchestra BioMed

DEVELOPMENT & CLINICAL EXECUTION

- Invented AVIM Therapy; owns 120+ HTN patents plus more in heart failure
- Executed MODERATO I & II pilot studies along with all mechanistic studies
- Sponsoring & funding the BACKBEAT pivotal trial

OBIO earns an uncapped, double-digit royalty-based revenue share of every AVIM Therapy-enabled device sold

Medtronic

MANUFACTURING & COMMERCIALIZATION

- Exclusive global rights to pacemaker-indicated patients; global leader in pacemakers
- Incorporating AVIM Therapy in next-gen transvenous device (and in potential future leadless technology)
- Responsible for regulatory approvals, manufacturing and global sales, marketing & support

$81.6M invested in Orchestra BioMed
Right of First Negotiation for non-pacemaker HTN

[1] *Global Market Insights, Pacemakers Market 2024: 'Medtronic led with over 54% market share in 2024' (global); U.S.-specific share: iData Research U.S. Cardiac Rhythm Management report / Medtronic data. Per-device economics per OBIO 10-K (FY2025).*

14 Corporate Overview | September 2026

Orchestra BioMed

AVIM THERAPY | MARKET & ACCESS

Large, established market of pacemaker patients with hypertension

*Substantial **uncapped royalties** can drive significant OBIO topline growth and accelerated profitability*

AVIM CAN GROW THE COMMERCIAL VALUE OF THE PACEMAKER MARKET



+$1B
+$1B
$4B
annual global pacemaker market
>1M pacemaker patients per year have hypertension

- **Existing market: $4B**
  ~1.4M pacemaker implants per year;
  >1M addressable patients with HTN
- **+$1B: AVIM premium positioning[1]**
- **+$1B: potential U.S. enhanced reimbursement**

~ $6B **potential annual global market**

Medtronic benefits include potential increased revenue + profit growth and increased market share

OBIO ROYALTY OPPORTUNITY

$500M+	**$500-$1,600**
Annual potential global royalties[2]	**Estimated royalty per device (uncapped)[3]**

- Assumes existing reimbursement structures
- $500 minimum per device royalty outside the U.S.
- Materially higher minimums in U.S., Japan and China

Significant potential upside with enhanced US reimbursement

15 Corporate Overview | September 2026

Market sizes are Company estimates; existing market reflects ~1.4M global pacemaker implants per year. [1]Target ASP supportable by NTAP (inpatient) and TPT (outpatient); eligibility follows from FDA Breakthrough Device Designation and is not guaranteed. [2]Royalty per device company estimate based on current license terms. Royalty opportunity figures are based on $500 per device minimum (lowest minimum for outside the US excluding Japan and China) multiplied by 1M estimated patients per year getting pacemakers that also have hypertension.

Orchestra BioMed

AVIM THERAPY | EXPANSION OPPORTUNITY

Significant expansion opportunity beyond the pacemaker market

*Second FDA BDD highlights **AVIM potential to treat hypertensive heart disease** in high-risk, non-pacemaker patients*

U.S. patient population meeting FDA Breakthrough Designation criteria[1]


~300K
HTN+PPM
1.4M+
HTN + HFpEF
2.4M+
ISH / Diastolic Dysfunction
7.7M+
HTN despite medication, increased 10-year ASCVD risk & preserved LVEF
Incident Population
Prevalent Population

ANNUAL ESTIMTED ADDRESSABLE EXPANSION POPULATION[2]

~1.1M in the US | **~2.6M** OUS

ANNUAL ESTIMATED EXPANSION MARKET SIZE[3]

~$7.5B in the US | **~$8.5B** OUS

- Leverages existing pacing clinical expertise and infrastructure
- Potential to utilize existing reimbursement coding and payment
- Coverage to be based on clinical evidence and regulatory labeling
- BACKBEAT Trial designed to provide clinical evidence foundation

[1]U.S. patient population estimates based on company analysis; populations are nested, not additive. Second FDA Breakthrough Device Designation granted April 22, 2025. [2]Annual Addressable Expansion Population reflects estimated patients per year meeting Breakthrough Designation criteria who could be addressable with an AVIM-enabled device; [3]Annual Expansion Market Size reflects the estimated annual revenue opportunity ($) associated with treating that population. PPM = permanent pacemaker; HFpEF = heart failure with preserved ejection fraction; ISH = isolated systolic hypertension; ASCVD = atherosclerotic cardiovascular disease; LVEF = left ventricular ejection fraction.

16 Corporate Overview | September 2026

Orchestra BioMed

AVIM THERAPY | UPCOMING MILESTONES

BACKBEAT Trial & AVIM Therapy Catalysts

Q3 2026	Q2 2027	2H 2027	1H 2028	2H 2028
Target enrollment completion BACKBEAT Global Pivotal Trial	**Primary endpoint data** Present BACKBEAT primary endpoint data	**FDA review of PMA submission** oUS regulatory submissions	**Potential FDA approval and commercial launch**	**Potential OUS commercial launches**

Dependent on trial outcomes and regulatory/partner timing

17 Corporate Overview | September 2026

VIRTUE SAB

Virtue SAB: designed to optimize sirolimus dosing, uptake and release

SUBMICRON PARTICLE-ENCAPSULATED SirolimusEFR™

Proven gold standard sirolimus
The anti-restenotic and anti-inflammatory, cytostatic drug with a broad safety margin[1]



Designed to Optimize Sustained Sirolimus Delivery

- **Rapidly infuses** particles transmurally
- **Sustains** sirolimus release through the critical healing period[2,3]
- Saturates binding sites **to inhibit proliferation & modulate inflammation**



SirolimusEFR formulation

NON-COATED, MICROPOROUS ANGIOINFUSION™ BALLOON

Protected large liquid volume infusion
for rapid intramural distribution



NO drug loss in transit
NO rapid navigation
NO large particulate



[1]Xinlin Zhang, et al. PLOS ONE 2014 May 20;9(5):e97934. [2]Granada et al. EuroIntervention 2016;12:740-747. [3]Virtue SAB Mechanism of Action Note to File. [4]Instructions For Use

18 Corporate Overview | September 2026

Orchestra BioMed

VIRTUE SAB | OPPORTUNITY DRIVERS

Why there is a compelling opportunity for Virtue SAB

1 SIROLIMUS IS THE GOLD STANDARD FOR RESTENOSIS, PACLITAXEL IS INFERIOR AND DISAPPEARS FROM DES

Superior safety and efficacy over paclitaxel across 76 DES studies, including 26 RCTs[1]

45% lower TLR risk

26% lower MACE risk

2 SIROLIMUS NEEDS A HIGH ENOUGH DOSE IN THE ARTERY WALL, FOR ENOUGH TIME, TO WORK


0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.58
0.29
Resolute n=1,000
Endeavor n=338
P<0.0001


7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.5%
3.7%
Resolute n=982
Endeavor n=1,076
P=0.002

Fast elution (<15 days) **Endeavor drug-eluting stent (DES) inferior to Standard elution** (30+ day) **Resolute DES[2]**

3 PACLITAXEL RESURFACED ON COATED BALLOONS BECAUSE IT IS EASIER, NOT BETTER

The **majority of DCBs** available worldwide are **paclitaxel-coated**

Boston Scientific's paclitaxel-coated **AGENT** is the first DCB approved in U.S. for coronary use

Medtronic's paclitaxel-coated **PREVAIL** is in a U.S. IDE pivotal coronary study

4 …BUT EVERY COATED BALLOON CARRIES THE SAME THREE CONSTRAINTS

Dose is limited	~1–4 µg/mm² — capped by balloon surface area and coating integrity[3]
Drug is lost	Up to ~80% lost before reaching the lesion[4]
Embolic risk	Coating particulate in up to 36% of downstream sections[5]

[1]Zhang et al., PLoS ONE 2014 (network meta-analysis of 76 DES studies including 26 RCTs). [2]Tada et al., Am Heart J 2013; Leon et al., ACC 2011 (Endeavor vs. Resolute). [3]Based on Company review of published dose concentration of commercially available DCBs worldwide. [4]Brodmann: EuroPCR 2015. [5]Kawai et al. Catheterization and Cardiovascular Interventions, 2025; 105:1434–1444.
Definitions: Drug-Coated Balloon (DCB)

19 Corporate Overview | September 2026

Orchestra BioMed

VIRTUE SAB | OPPORTUNITY DRIVERS

In published PK study, Virtue delivered/maintained more sirolimus than DES and DCB

*Virtue achieved high drug concentrations in tissue through critical healing period, **exceeding published levels of proven DES (Xience) and leading Sirolimus-coated balloons***

VIRTUE® SAB


Tissue Concentration (ng/mg)
100
10
1
0.1
0.01
Target Therapeutic Concentration > 1 ng/mg
0 5 10 15 20 25 30
Time (Days)

N = 15 - 247/time point

Granada et al. EuroIntervention 2016;12:740-747

XIENCE™


Tissue Concentration (ng/mg)
100
10
1
0.1
0.01
Target Therapeutic Concentration > 1 ng/mg
0 5 10 15 20 25 30
Time (Days)

N = up to 30/time point

Perkins et al. J Int Cardiol 2009; 22(Suppl 1): S28-S40

SIROLIMUS-COATED BALLOONS


SELUTION SLR
MagicTouch
Tissue Concentration (ng/mg)
100
10
1
0.1
0.01
Target Therapeutic Concentration > 1 ng/mg
0.05
0.02
0 5 10 15 20 25 30
Time (Days)

N = 3 arteries per device, single 28-day terminal timepoint · medians

Kawai et al. Catheter Cardiovasc Interv 2025;105:1434-1444

5

SIROLIMUS COATED BALLOONS FAIL TO DELIVER/MAINTAIN SUFFICIENT DRUG CONCENTRATION… AND THEIR CLINICAL RESULTS FOLLOW THEIR PHARMACOKINETICS

SELUTION SLR

Coronary ISR IDE study showed 12-month TLF outcomes similar to AGENT's coronary ISR IDE results:

Trial	Device	12-month TLF
SELUTION4ISR[1]	SELUTION SLR *sirolimus drug eluting balloon*	14.2%
AGENT IDE[2]	AGENT DCB *paclitaxel drug-coated balloon*	13.5%

MagicTouch

Failed to demonstrate non-inferiority to paclitaxel-coated balloons in the TRANSFORM I randomized study[3]

[1] Cutlip DE, Mehran R, Sharma S, et al. Sirolimus-Eluting Balloon vs Repeat Drug-Eluting Stent or Balloon Angioplasty for Coronary In-Stent Restenosis. J Am Coll Cardiol. 2026;88(1). doi:10.1016/j.jacc.2026.03.021. Prespecified single-layer ISR analysis. [2] Kirtane AJ, Shlofmitz R, Moses J, et al. Paclitaxel-Coated Balloon for the Treatment of Multilayer In-Stent Restenosis: AGENT IDE Subgroup Analysis. J Am Coll Cardiol. 2025;86(7):502–511. doi:10.1016/j.jacc.2025.05.062. Prespecified stent-layer subgroup. SELUTION4ISR and AGENT IDE are separate randomized studies with different designs, populations and comparators — not a head-to-head comparison.
[3] Ninomiya K, et al. JACC Cardiovasc Interv 2023 (TRANSFORM I)

20 Corporate Overview | September 2026

Orchestra BioMed

SABRE pilot trial results showcase opportunity for Virtue SAB Virtue SAB demonstrated encouraging safety and efficacy results in patients with coronary ISR in the prospective, multi - center SABRE trial — single - layer restenosis with 6 month angiographic follow up , per - protocol analysis. 1 - 4 2.8% ϱ͘ϲ й 5.6% 0% 5% 10% 15% 20% 25% 30% 35% 1 Year 2 Year 3 Year Virtue SAB • Very Low 2.8% TLF at 1 year • 0% increase in TLR from 1 – 3 years • Low 0.12 mm late lumen loss (LLL) at 6 months n = 341 Boston Scientific’s AGENT DCB demonstrated a reduction in TLF versus POBA in patients with single - layer restenosis in the randomized IDE trial. 5,6 13.5% 20.7% 26.0% ϮϬ͘Ϯ й 26.6% 31.3% 0% 5% 10% 15% 20% 25% 30% 35% 1 Year 2 Year 3 Year AGENT POBA • 13.5% TLF at 1 year, a 93% relative increase in TLF from 1 to 3 years 7 • No angiographic follow - up in the IDE • AGENT LLL = 0.397 mm at 6 months 8 ¹Verheye et al., JACC Cardiovasc Interv 2017;10(20):2029 – 2037. ²Revised per - protocol analysis set meets the criteria of the proposed In - Stent Restenosis IDE study popu lation. ³Granada, SABRE 3 - Year Clinical Results, TCT 2018. ⁴Cause of death unknown — reported as multiple organ failure, non - cardiac and non - neurological; adjudicated as non - device and non - procedure related. ⁵Yeh et al., JAMA 2024;331(12):1015 – 1024 (AGENT IDE); single - layer subgroup: Kirtane et al., J Am Coll Cardiol 2025. ⁶Moses, Two - Year Outcomes from the AGENT IDE Trial, CRT 2025. ⁷Relative increase calculated from reported single - layer TL F at 1 and 3 years (13.5% to 26.0%). ⁸Boston Scientific AGENT DCB Brochure, 2017. SABRE and AGENT IDE are separate studies with different designs and patient popu lat ions — not a head - to - head comparison. . This included independent core lab adjudication with CEC/DSMB. TLF (%) TLF (%) n = 36 s/Zdh^ͮ >/E/>s/E 21 Corporate Overview | September 2026 VIRTUE® SAB AGENT DCB - AGENT IDE TRIAL

VIRTUE SAB | PATH TO DATA

The Virtue Pivotal Trial actively enrolling

Virtue Trial

- FDA IDE approved
- 1:1 RCT vs AGENT DCB
- N = 740
- Primary endpoint: 12-month TLF
- Actively enrolling trial participants

740 patients with ISR lesions in arteries 2.00 – 4.00 mm

Randomize 1:1

370 pts — **Virtue Sirolimus AngioInfusion Balloon** — 12 M

370 pts — **AGENT™ Paclitaxel-Coated Balloon** — 12 M

PRIMARY ENDPOINT

Target Lesion Failure (TLF) at 12 months

ANALYSIS

- Non-inferiority comparison
- Superiority test upon confirming non-inferiority

FOLLOW-UP

Clinical follow-up out to 5 years

22 Corporate Overview | September 2026

Orchestra BioMed

VIRTUE SAB | MARKET OPPORTUNITY

Treatment paradigm shift and strong U.S. reimbursement fueling fast-growing opportunity

Virtue SAB product differentiation offers potentially significant, sustainable commercial advantages

THE CORONARY MARKET[1] | "LEAVE NOTHING BEHIND" PARADIGM SHIFT


$7.5B
annual global coronary intervention market
~3.7M annual procedures
"Leave nothing behind" sweet spot[1]

>$5,000 DCB ASP in U.S. broadly reimbursed[4]

STRATEGIC PARTNERING PATHWAY

TERUMO Coronary Right of First Refusal

- $65M in payments & equity investments to Orchestra[2]
- ROFR does not restrict any strategic activity today and expires 90 days after Virtue Trial data disclosure
  - 30 days to exercise after notice of third-party proposal
  - Expires 90 days after disclosure of primary endpoint data

FUTURE STRATEGIC TRANSACTION OPPORTUNITY

We maintain strategic optionality and opportunity to engage with up to 10 currently identified potential partners

PRECEDENT TRANSACTION

Cordis acquired MedAlliance, developer of the SELUTION SLR sirolimus-coated balloon, in 2023 for up to **$1.135B[3]**

[1]Procedure volumes and market sizes are Company estimates. [2]ROFR terms per agreement filed with the Company's Form 8-K (October 2025). [3]Per MedAlliance/Cordis announcements (October 2023) with the substantial majority of such amount dependent on achievement of certain regulatory and commercial milestones. [4]DCB U.S. reimbursement reflects CMS Transitional Pass-Through payment for coronary DCBs (effective January 1, 2025) and New Technology Add-on Payment (effective October 1, 2025).

23 Corporate Overview | September 2026

Orchestra BioMed

LEADERSHIP & GOVERNANCE

Led by a team with a proven cardiovascular innovation track record

300+ Combined years of industry experience

25+ Average years of experience across the team

100+ Successful product approvals delivered globally

600+ Authored patents shaping the future of healthcare

EXECUTIVE LEADERSHIP



David Hochman
Chairman & CEO, Founder

Managing Partner, Orchestra Medical Ventures; co-founder BackBeat, Caliber, Motus GI, Corbus & PROLOR Biotech; Managing Director, Spencer Trask



Darren R. Sherman
President & COO, Director, Founder

Managing Partner, Orchestra Medical Ventures; CEO/Co-inventor Caliber; co-founder/inventor BackBeat; Cordis Neurovascular (J&J); founder, Revivant



Andrew Taylor
Chief Financial Officer

CFO, Motus GI; CFO & President, Avertix Medical; 20+ yrs medtech finance leadership



Amy Berman
Vice President, Clinical Operations

Clinical operations leadership roles at Optinose, Cordis (J&J), and IlluminOss Medical



Bill Little
EVP, Corporate Development & Strategy

COO, Neovasc (→ Shockwave); Abbott Vascular; St. Jude Medical; Boston Scientific



Yuval Mika, Ph.D.
EVP, GM & CTO, Bioelectronic Therapies

Co-founder & CEO, BackBeat Medical; CTO & CSO, Impulse Dynamics; AVIM therapy inventor; Ph.D., Technion



Mark Pomeranz
EVP & GM, Interventional Therapies

CEO, Motus GI; CEO, Svelte Medical; 30+ yrs medical-device leadership across cardiology & GI; Cordis Neurovascular (J&J); Cardiac Pathways



Heather Buckley
Vice President, Marketing

Marketing leadership roles at Olympus Corporation, Cordis (J&J), and Boston Scientific

BOARD OF DIRECTORS
independent directors

Jason Aryeh — Ligand; Anebulo

Pamela Connealy — Pyxis Oncology; Genentech

Chris Cleary — Medtronic; GE Capital

Eric S. Fain, M.D. — St. Jude Medical; Abbott; Procyrion

John Mack — Medtronic (30+ yrs)

David Pacitti — Abbott; Siemens Healthineers; Avanos

24 Corporate Overview | September 2026

Orchestra BioMed

THE BOTTOM LINE

We deliver value for patients, partners and shareholders

CAPITAL-EFFICIENT ROYALTY ECONOMICS
High-margin potential royalties on partner-driven sales; no sales, marketing or manufacturing to fund

TWO LARGE, ESTABLISHED TARGET MARKETS
AVIM and Virtue SAB each target **multibillion-dollar annual opportunities** in two of the largest cardio-device markets

MEDTRONIC COLLABORATION FOR AVIM THERAPY
Spans development, regulatory & global commercialization with expansion optionality into hypertensive heart disease

STRATEGIC OPTIONALITY FOR VIRTUE SAB
Free to pursue strategic transaction subject to limited coronary ROFR with Terumo

ALIGNED, BLUE-CHIP STRATEGIC BACKING
$185M+ of strategic capital; ~50% of shares owned by strategic investors and long-term institutional holders

DEFINED, NEAR-TERM CATALYST PATH
BACKBEAT enrollment (Q3 2026) and pivotal data (Q2 2027), funded to end of 2027

25 Corporate Overview | September 2026

Orchestra BioMed

BRINGING MEDICAL INNOVATIONS TO LIFE THROUGH PARTNERSHIPS Nasdaq: OBIO | investors.orchestrabiomed.com